Exhibit 99.1

SHAREHOLDER PRESENTATION September 2023 (CSE: CLSH | OTCQB: CLSH)

This document contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and “forward-looking statements” as that term is deﬁned in the Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking statements”). These statements relate to, among other things, our estimates regarding revenue growth and gross margin of our Nevada wholesale and retail operations; projections of ﬁnancial results for our Nevada wholesale and retail operations; our debt level expectations; the potential yield and revenue of our production joint venture and pre-roll division; the number of products expected to be produced each month and how long it will take the pre-roll joint venture to achieve expected monthly sales; the acceptance of our joint venture products by customers; and any other statement that may predict, forecast, indicate or imply future plans, intentions, levels of activity, results, performance or achievements, and involve known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking information.       Often, but not always, forward-looking information can be identiﬁed by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “anticipates”, “will, “projects”, or “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Except for statements of historical fact, information contained herein constitutes forward-looking information.       Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management at the date the statements are made including among other things assumptions about favorable equity capital markets; whether our joint venture partner contributes its capital contribution; favorable operating conditions; political and regulatory stability; sustained labor stability; stability in ﬁnancial and capital goods markets; favorable pricing of various cannabis products; and the level of demand for cannabis products. Although the Company considers these assumptions to be reasonable, the assumptions are inherently subject to signiﬁcant business, social, economic, political, regulatory, competitive and other risks and uncertainties, contingencies and other factors that could cause actual performance, achievements, actions, events, results or conditions to be materially different from those projected in the forward-looking information. Many assumptions are based on factors and events that are not within the control of the Company and there is no assurance they will prove to be correct.   In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, which the Company has ﬁled with the SEC and which may be viewed at http://www.sec.gov. All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reﬂect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws. (CSE: CLSH | OTCQB: CLSH)

WHO ARE WE? OASIS CANNABIS DISPENSARY CITY TREES NAKED CITY CBD CITYTREES  (CSE: CLSH | OTCQB: CLSH)

OASIS CANNABIS DISPENSARY ● A 2,500+ square foot recreational & medical cannabis dispensary serving locals and tourists located in the heart of downtown Las Vegas. ● Convenient in-store shopping experience including express, curbside pick-up and delivery options. ● Obtained prospective cannabis consumption lounge license with plans for the longe to be added in 2024, subject to ﬁnal licensing approval. ● Increasing retail sales and retail trafﬁc. ● Newly renovated retail space. ● Tenured management team. (CSE: CLSH | OTCQB: CLSH)

NUMBER OF TRANSACTIONS FOR FULL FISCAL YEAR Number of Transactions for full Fiscal Year ● Oasis Cannabis saw a 16% YOY increase in the number of customers served when compared to the prior ﬁscal year. (CSE: CLSH | OTCQB: CLSH)

CITY TREES ● One of the fastest growing wholesale companies in the industry with unmatched high-quality cannabis products available in 71 retail locations throughout Nevada. ● The #1 selling concentrate brand in Nevada by units sold.1 ● Strategic purchasing resulting in exceptional pricing for hardware and supplies.

What makes us different? ● State-of-the-art extraction, manufacturing and packaging facility resulting in unparalleled clean, consistent and quality products. ● Our advanced extraction process ensures that 100% cannabinoids are used to produce craft concentrates, pure distillate products, and versatile custom-blended tinctures. ● No pre-made terpene proﬁles or cutting agents. ● Concentrates are stored and monitored in temperature-controlled environments to ensure that the products our customers purchase are as fresh and effective as possible. ● We’ve implemented a 72-hour delivery turnaround time on placed orders, signiﬁcantly enhancing customer service compared to our peers. ● Tenured management team. 1 BDSA Analytics (CSE: CLSH | OTCQB: CLSH)

CITY TREES BDSA ANALYTICS DATA YTD Sales vs 2022 YTD Top 10 Brands YTD vs. Prior YTD Sales **City Trees and PUF are both CLS Holdings USA Inc. companies. The #1 selling concentrate brand in Nevada by units sold, according to BDSA Analytics. (CSE: CLSH | OTCQB: CLSH)

FY23-FY20 Financial Results (In thousands) 2023 2022 2021 2020 Year-to-year % change Net Revenues $23,134 $22,663 $19,292 $11,918 2% Dispensary Revenue 14,823 14,870 $14,595 $9,365 0% % of total Revenue 64% 66% 76% 79% * Production Revenue $8,311 $7,793 $4,697 $2,553 7% % of Revenue 36% 34% 24% 21% * Gross Proﬁt 9,804 10,490 $9,647 $5,958 -7% Gross Margin 42% 46% 50% 50% * ● The FY 2023 gross margin saw a reduction from 46% to 42% due to the reallocation of certain costs from SG&A to COGS, resulting in an adjustment of $1.2 million. Without this reallocation adjustment, the gross margin for the ﬁscal year would have been 48%—an increase compared to the prior year. (CSE: CLSH | OTCQB: CLSH)

Fiscal YE June 30, 2023 Down $117 Million from June 30, 2022 2023 State 2023 Clark 2022 State 2022 Clark ●        For the last 2 months, overall statewide revenue for the Fiscal Period Ending June 30, cannabis sales have decreased by $117 million and 12%. In Clark County sales decreased by $104 million and 14%. Sales decreased due to higher gas and food prices. (CSE: CLSH | OTCQB: CLSH)

WHAT DO THESE NUMBERS TELL US? 16% Increase in daily transactions over last year 2% Overall year- to-year growth 7% Year-to-year production facility growth in revenue $46 Average approximate basket spend per transaction 48% Gross margin on product sales Data provided by BDSA Analytics. (CSE: CLSH | OTCQB: CLSH)

COST CUTS ● Plan in place to reduce annual corporate expenses by approximately $2 million by the end of 2024. ● Reduced legal fees by 50% in 2023 now that the debt has been restructured and the fundamental systems of the business are in place. ● The resignation of Jeff Binder as CEO and his decision to provide consulting services for one year without pay, saved $300,000 in ﬁscal 2023. ● The restructuring of $20 million in debt and the conversion of approximately $12 million of that debt into equity, results in annual savings of $600,000 in interest payments for 2023 and 2024 and reduced the principal due from $20 million to $8 million. ● The next payment on the $8 million of restructured debt is not due until December 31, 2023, which gives the Company time to generate the revenue necessary to make the payments as they come due without disrupting the business, its operations or its plans for expansion. (CSE: CLSH | OTCQB: CLSH)

WHAT’S IN STORE FOR FISCAL 2024? ●A goal to increase wholesale distribution for ﬁscal 2024 by 5%. ● A goal to increase retail sales in ﬁscal 2024 by 5%. ● Obtain the ﬁnal cannabis consumption lounge license with plans for the lounge to open in 2024. ● Continue to add AI technology to advance the facility and dispensary and improve efﬁciencies and sales. ● Expanding to new markets. ● Well positioned for continued growth and opportunities. (CSE: CLSH | OTCQB: CLSH)

GROWTH & MARKET EXPANSION ● The Nevada market is expected to grow 33% between 2020 and 2025, reaching $1 billion in sales by 2025.2 ● Approximately 55.4 million tourists visit Las Vegas every year.3   ● Attractive markets in Arizona, New Mexico, and New York where we are currently exploring asset-light approaches to entry, including potential: ○ Joint ventures ○ Brand licensing agreements ○ Wholesale distribution ● The combined Arizona and New Mexico markets are expected to be approximately $3.1 billion in sales by 2025.4 ● Even with a limited launch, New York is still expected to be the biggest new legal market in 2023, with BDSA predicting that the state will see ~$1.3 billion in total sales this year. As most of the industry intently watches the nascent New York adult-use market ramp up, it is a good time to check in on the performance of the state’s medical channel leading up to the launch of adult-use, unique product and pricing trends that have cropped up in the market, and growth expectations for the total New York market in 2023. 2 Cowen Research 3 City of Las Vegas 4 Cowen Research (CSE: CLSH | OTCQB: CLSH)

STRENGTHENED AND TENURED LEADERSHIP TEAM Andrew Glashow Chief Executive Ofﬁcer David Zelinger Board Member Ross Silver Board Member Jamie Dickson Chief Compliance Ofﬁcer Dr. Dominick Monaco Chief Scientiﬁc Ofﬁcer Charlene Soco EVP, Finance (CSE: CLSH | OTCQB: CLSH)

STRENGTHENED AND TENURED LEADERSHIP TEAM Portia Davis General Manager of Oasis Cannabis Trevor Merk General Manager of City Trees Joseph Ramalho Director of Supply Chain And CBD Production Jordan Ascanio Creative Director of CLS Holdings USA, Inc. (CSE: CLSH | OTCQB: CLSH)

CONTACT US!

CLSHOLDINGSINC.COM
OTCQB: CLSH

1800 S Industrial Rd. Suite 100,
Las Vegas, NV 89102
888-260-7775
info@clsholdingsinc.com

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